I am pleased to report in the table below the Fund's total returns for the fiscal quarter and semi-annual period ending March 31, 1998. Total returns for both A shares and C shares reflect results for investors who held shares for the periods shown. These good results were achieved with portfolio volatility maintained at below average levels.

Annualized total return performance as of 3/31/98
                           Inception:  10/2/95


         Net Asset Value
Max. Offering Price
Year to Date
         17.38%
         12.08%
1 Year
         56.99%
         49.95%
Since Incept.
         35.93%
         33.46%
Year to Date
         17.18%
         16.18%*
1 Year
         55.70%
         55.70%
Since Incept.
         34.93%
         34.93%

Past performance cannot guarantee future results. * Assumes redemption during the period.

Once again, markets were rewarding for many investors. While portfolio appreciation was broadly based, holdings in banking, particularly European, and technology software and services did well during the quarter. We continue to remain optimistic about the capital appreciation prospects for both these dynamic industries. Together they accounted for 31% of portfolio assets. Other important industries represented include: real estate investment trusts (REITs), 11%; telephones, 10%; and investment management companies, 10%. At the end of the quarter 37 stocks were held in the portfolio including special situation holdings in recently converted savings & loans, and 2 closed-end funds managed by Deutsche Bank (Germany Fund and New Germany Fund).

During the latest quarter,
new stocks added to the portfolio included Republic New York Bank, United Asset Management and Capital Automotive Real Estate Investment Trust. A brief comment on each follows. Republic New York Bank (RNB) While providing consumer and other banking services through 84 branches in the New York metropolitan area, the bank's main business is serving the financial needs of companies and individuals operating on a multi-country basis. Opportunities with regard to private banking for high net worth individuals, which the bank serves both in the U. S. and abroad, appear quite large. This market is served through a 49% interest in rapidly growing, Luxembourg based, Safra Republic Holdings, which has over $30 billion in assets under management. Safra is publicly traded in Europe and is valued at $5.8 billion, making Republics' share worth $2.8 billion or 35% of Republic's $7.7 billion capitalization. At a time when earnings growth from traditional banking services may be difficult to maintain because of contracting interest rate spreads, Republic appears particularly well positioned as its fee related services grow in importance. Its private banking business in the U.S. has grown from $2 billion in assets under management in 1995 to over $8 billion currently. United Asset Management (UAM) The company has grown largely as an acquirer of investment managers, most of whom manage portfolios for traditional pension plans. With over 50 separate manager entities and over $200 billion in assets under management, the company offers a variety of investment philosophies and styles. Until recently, each manager unit operated autonomously. That appears to be changing. To better serve fast growing retail markets such as mutual funds and employee contribution plans (401k, 403b etc.) an initiative is underway to coordinate marketing and assist underperforming managers. Successful execution of this initiative will create a large opportunity for the company. Capital Automotive Real Estate Investment Trust (CARS) This company was recently formed as a financing vehicle for multi-site, multi-franchise automobile dealers, enabling these dealers to reduce the capital tied up in dealership properties. Properties financed are to be on high traffic major thoroughfares, zoned for a wide range of commercial uses, with high visibility and easy access. The REITS first 20 property acquisitions, utilizing approximately 50% of initial public offering proceeds will be primarily in the Washington D.C. area. Pohanka Automotive Group, Rosenthal Automotive Organization and Cross-Continent Auto Retailers (Denver, Amarillo, Las Vegas) will account for 80% of the property values purchased. In addition to the properties being cross collateralized, the dealership owners are personally liable for the lease payments as well. On March 31,1998 a dividend income distribution was made amounting to $0.044 per share on the Class A shares and $0.012 on the Class C shares. The flow of funds into equities by investors continues to drive stock prices higher, not only in the U.S., but in many overseas markets as well. In fact, European markets enjoyed even higher returns than the U.S. in the first calender quarter. The Value Fund's foreign holdings also have performed particularly well so far this calendar year. Including recent additions, KLM Airlines and Henkel KGaA, foreign holdings have risen to 25% of portfolio assets. This is the result of identifying value, not the result of some strategy initiative. We have but one strategy: Find value wherever it exists and manage the risk. We are off to a good start in the current year and will work to take advantage of opportunities as they become apparent. Thank you for your trust and confidence. Respectfully,

William V. Fries, CFA
Portfolio Manager

The holdings listed are only current as of 3/31/98. They can and do vary over time.
The holdings are listed according to their dollar-weighted market value. This report does not purport to be a complete description of the securities, markets or developments referred to herein. All expressions of opinion reflect the judgement of the firm at this date and are subject to change. Information has been obtained from sources considered reliable but we do not guarantee that the foregoing report is accurate or complete. Thornburg Management Company, its affiliates, officers, directors, employees and/or agents may have or may in the future execute transactions in the securities mentioned in this report, which transactions may not be consistent with this report's conclusions. Past performance cannot guarantee future results.

ASSETS

Investments, at value (cost $106,580,648)                       $ 129,754,965
Cash                                                                2,075,058
Receivable for securities sold                                      7,486,466
Receivable for fund shares sold                                     1,713,044
Net unrealized gain on forward exchange contracts (Note 6)            614,962
Dividend receivable                                                   252,328
Prepaid expenses and other assets                                      44,612
Total Assets                                                      141,941,435

LIABILITIES

Payable for securities purchased                                    3,558,600
Payable for fund shares redeemed                                      113,756
Accounts payable and accrued expenses                                 217,874
Total Liabilities                                                   3,890,230

NET ASSETS                                                      $ 138,051,205

NET ASSETS CONSIST OF:
         Accumulated undistributed net investment income $ (345) Net unrealized appreciation on investments 23,174,317 Net unrealized appreciation on foreign currency 614,962 Accumulated undistributed net realized gain 14,754,932 Distributions from capital gains (5,423,710) Net capital paid in on shares of beneficial interest 104,931,049

                           $        138,051,205
NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($116,236,922 applicable to
5,157,294 shares of beneficial interest outstanding - Note 4)          $  22.54

Maximum sales charge, 4.50% of offering price (4.70% of net asset
value per share)                                                           1.06

Maximum Offering Price Per Share                                       $  23.60

Class C Shares:
Net asset value and offering price per share* ($21,814,283 applicable to 969,277
shares of beneficial interest outstanding - Note 4)                    $  22.51

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

         See notes to unaudited financial statements.

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $10,956)$ 1,057,755
Interest income                                               115,824
Total Income                                                1,173,579

EXPENSES
Investment advisory fees (Note 3)                             421,749
Administration fees (Note 3)
Class A Shares                                                 51,484
Class C Shares                                                  8,766
Distribution and service fees (Note 3)
Class A Shares                                                102,968
Class C Shares                                                 70,128
Transfer agent fees                                            55,166
Registration & filing fees                                     27,752
Custodian fees                                                 40,640
Professional fees                                              10,171
Accounting fees                                                 7,605
Other expenses                                                 16,332
Total Expenses                                                812,761
Net Investment Income                                         360,818

REALIZED AND UNREALIZED GAIN - NOTE 5 Net realized gain on:
Investments                                                 9,397,949
Foreign currency transactions                                 828,954

                                                           10,226,903
Net unrealized appreciation:
Investments                                                 8,685,149
Foreign currency translation                                  505,516

                                                            9,190,665
Net Realized and Unrealized Gain on Investments            19,417,568

Increase in Net Assets Resulting From Operations          $19,778,386



See notes to unaudited financial statements.

                                       Six Months Ended              Year Ended
                                        March 31, 1998       September 30, 1997

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                           $       360,818     $  542,780
Net realized gain                                    10,226,903      4,516,474
Increase in unrealized appreciation                   9,190,665     12,549,755

Net Increase in Net Assets Resulting from Operations 19,778,386     17,609,009

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                         (350,640)      (504,495)
Class C Shares                                          (11,530)       (21,502)

Distributions from capital gains
Class A Shares                                       (4,677,701)      (467,203)
Class C Shares                                         (746,009)       (34,748)

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares                                       37,597,546     36,738,729
Class C Shares                                        9,569,079      6,867,432

Net Increase in Net Assets                           61,159,131     60,187,222


NET ASSETS:

Beginning of period                                  76,892,074     16,704,852

End of period                                    $  138,051,205     76,892,074


See notes to unaudited financial statements.



Note 1 - Organization
Thornburg Value Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis. The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign Currency Translation:
Porfolio securities securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes. General:
Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Deferred Expenses: Organizational expenses were deferred and are being amortized on a straight-line basis over a 60-month period. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 1998, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. Also, the Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 1998, the Distributor earned commissions aggregating $86,864 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,132 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Trust can compensate the Distributor for services in promoting the sale of Class C shares at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans for the six months ended March 31, 1998 are set forth in the statement of operations. Certain officers and Trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated Trustees of the Fund is borne by the Fund.


Note 4 - Shares of Beneficial Interest
At March 31, 1998 there were an unlimited number of shares of beneficial interest authorized, and capital paid in aggregated $104,931,049. Transactions in shares of beneficial interest were as follows:

                  Six Months Ended March 31, 1998  Year Ended September 30, 1997
Class A Shares                 Shares       Amount       Shares      Amount
Shares sold                  1,888,939 $ 38,052,503    2,414,402 $ 40,168,216
Shares issued to shareholders in
reinvestment of dividends      256,845    4,810,036       57,280      925,077
Shares repurchased            (264,653)  (5,264,993)    (260,335)  (4,354,564)

Net Increase                 1,881,131 $ 37,597,546    2,211,347 $ 36,738,729

Class C Shares
Shares sold                    467,724 $  9,384,066      413,412 $  7,033,375

Shares issued to shareholders
in reinvestment of distrib      36,976      687,972        3,110       48,914

Shares repurchased             (25,670)    (502,959)     (13,595)    (214,857)
Net Increase                   479,030 $  9,569,079      402,927   $6,867,432

Note 5 - Securities Transactions
For the six months ended March 31, 1998 purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $73,674,907 and $40,561,597, respectively. The cost of investments for Federal income tax purposes is 106,469,025. The aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $25,584,138 and $2,409,821 respectively. Note 6 - Financial Investments With Off-Balance Sheet Risk During the six months ended March 31, 1998, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock purchases. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. At March 31, 1998, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. Contracts to sell:

 18,170,485  German Marks for 10,062,466 U.S. Dollars, June 17, 1998   $188,624
 11,580,000  Swiss Francs for 7,975,207 U.S. Dollars,
             September 14, 1998                                         232,819
  3,625,000  New Zealand Dollars for 1,884,558 U.S. Dollars,
             June 15, 1998                                               95,012
247,503,136  Japanese Yen for 1,985,158 U.S. Dollars, June 17, 1998     107,351
  8,580,000  Dutch Guilders for 4,170,960 U.S. Dollars,
             September 18, 1998                                          32,694

             Unrealized gain from forward exchange contracts           $656,500

  9,120,000  Hong Kong Dollars for 1,132,919 U.S. Dollars,
             June 15, 1998                                             ($41,688)

             Unrealized Loss from forward exchange contracts           ($41,688)

Per share operating  performance (for a share  outstanding  throughout the year)
                                             Six Months Ended                Year Ended September 30 ,
                                              March 31, 1998              1997              1996(a)

Class A Shares:
Net asset value, beginning of period                 $ 20.42            $ 14.50          $ 11.94

Income from investment operations:
                  Net investment income                 0.07               0.21             0.28
                  Net realized and unrealized gain on investments
                                                        3.47               6.28             2.56

Total from investment operations                        3.54               6.49             2.84
Less dividends from:
                  Net investment income                (0.07)             (0.20)           (0.28)
                  Realized capital gains               (1.35)             (0.37)            0.00
Change in net asset value                               2.12               5.92             2.56

Net asset value, end of period                       $ 22.54            $ 20.42          $ 14.50

Total Return (b)                                       18.82%             46.01%           24.02%

Ratios/Supplemental Data Ratios to average net asset:
                  Net investment income                 0.87%(c)           1.35%            2.48%
                  Expenses, after expense reductions    1.56%(c)           1.61%            1.55%
       Expenses, before expense reductions              1.56%(c)           1.61%            2.16%

Portfolio turnover rate                                 43.31%            78.83%           59.62%


Net assets at end of period (000)                    $ 116,237        $   66,893         $ 15,438

(a) Fund commenced operations on October 2, 1995.
(b) Sales loads are not reflected in computing total return.
(c) Annualized


                                        Six Months Ended              Year Ended September 30,
                                         March 31, 1998              1997                  1996(a)

Class C Shares:
Net asset value, beginning of period           $  20.40           $  14.51              $  11.94

Income from investment operations:
                  Net investment income            0.01               0.07                  0.18
                  Net realized and unrealized
                  gain on investments              3.46               6.27                  2.57

Total from investment operations                   3.47               6.34                  2.75
Less dividends from:
                  Net investment income            0.01              (0.08)                (0.18)
                  Capital gains distribution      (1.35)              (.37)                 0.00
Change in net asset value                          2.11               5.89                  2.57

Net asset value, end of period                $   22.51          $   20.40             $   14.51

Total Return (b)                                  18.43%             44.77%                23.20%

Ratios/Supplemental Data Ratios to average net asset:
          Net investment income                   0.01%(c)          0.48%                  1.73%
          Expenses, after expense reductions      2.41%(c)          2.49%                  2.30%
          Expenses, before expense reductions     2.40%(c)          2.73%                  6.51%

Portfolio turnover rate                           43.31%            78.83%                 59.62%


Net assets at end of period (000)           $    21,814          $   9,999              $   1,267

(a) Fund commenced operations on October 2, 1995.
(b) Sales loads are not reflected in computing total return.
(c) Annualized



CUSIPS:  Class A - 885-215-731, Class C - 885-215-715
NASDAQ Symbols:  Class A - TVAFX, Class C -TVCFX


                                                       Shares      Value
         COMMON STOCKS 100.00%

         AIRLINES (6.40%)
         AMR Corporation +                              30,000   $4,295,625
         KLM Royal Dutch Airlines                      100,000    4,062,500
         APPAREL (0.10%)
         Columbia Sportswear Company +                   5,000      105,625
         BANKING INSTITUTIONS (16.60%)
         Bank Austria AG - Preferred                    90,000    6,114,120
         FirstSpartan Financial Corporation             26,000    1,173,250
         Liechtenstein Global Trust                      4,000    3,615,612
         Ocean Financial Corporation                    30,000    1,110,000
         Republic New York Corporation                  26,000    3,467,750
         Richmond County Financial Corporation +        52,500    1,007,344
         Verwaltungs und Privat-Bank AG                  2,000    4,998,360
         BIOTECHNOLOGY (7.10%)
         Amgen Inc. +                                  100,000    6,087,500
         Genzyme Corporation +                         100,000    3,200,000
         ENERGY (6.00%)
         Atlantic Richfield Company                     37,000    2,909,125
         Occidental Petroleum Corporation              168,000    4,924,500
         INVESTMENT MANAGEMENT & BROKERAGE (10.20%)
         Alliance Capital Management L. P.              50,000    2,593,750
         Everen Capital Corporation                     27,500    1,213,437
         Pimco Advisors Holdings L. P.                  83,500    2,797,250
         Raymond James Financial, Inc.                  40,000    1,742,500
         United Asset Management Corporation1           80,000    4,905,000
         MAINTENANCE PRODUCTS (1.80%)
         RPM, Inc.                                     130,000    2,315,625
         REAL ESTATE INVESTMENT TRUSTS (11.90%)
         Capital Automotive +                          200,000    3,775,000
         JDN Reality Corporation                       150,700    5,152,056
         Sun Communities Inc.                          187,000    6,498,250
         RESTAURANTS (2.80%)
         McDonalds Corporation                          60,000    3,600,000
         RETAIL (2.20%)
         Pier 1 Imports Inc.                           107,500    2,915,938
         TECHNOLOGY (16.40%)
         Advent Software Incorporated +                100,000    4,750,000
         Checkpoint Systems,  Inc. +                   200,000    4,250,000
         EMC Corporation +                              90,000    3,403,125
         NEC Corporation                               160,000    1,609,307
         Oracle Corporation +                           90,000    2,840,625
         The Learning Company +                        190,000    4,393,750
         TELECOMMUNICATION SERVICES (10.50%)
         Bell Atlantic Corporation                       40,000   4,100,000
         Telecom Corporation Of New Zealand ADR          90,000   3,459,375
         U.S.  West, Inc.                               110,000   6,022,500
         TRANSPORTATION (3.40%)
         FDX Corporation                                 61,500   4,374,188
         CLOSED END FUNDS (4.60%)
         Germany Fund, Inc.                             141,700   2,284,913
         New Germany Fund, Inc.                         220,000   3,685,000
         OTHER (0.00%)
                                                                      2,065

TOTAL COMMON STOCKS (Cost $106,580,648)                         129,754,965

TOTAL INVESTMENTS   (Cost $106,580,648)*                      $ 129,754,965



+ Non-income producing.
*  See notes to unaudited financial statements.